Exhibit 99.2

Exhibit 99.2

TESORO CREATES FULL-SERVICE LOGISTICS COMPANY

TLLP ACQUIRES QEP FIELD SERVICES ASSETS

October 20, 2014

FORWARD LOOKING STATEMENTS

This Presentation includes forward-looking statements. These statements relate to, among other things, the following: execution of our strategy, including growth and expansion projects, asset optimization opportunities, and growth in third party business and revenues; cash flows; earnings diversification; the timing and amount of capital expenditures; our leverage targets and anticipated cost of capital; our ability to consummate the acquisition of QEP Field Services and anticipated financing transactions in connection therewith; changes in the expected benefits of our transactions relating to Tesoro Logistics’ acquisitions from Tesoro Corporation and acquisitions from third parties, including the acquisition of QEP Field Services or our ability to integrate the operations we have acquired or expect to acquire in such transactions; our intentions regarding a contracting arrangement with Tesoro Corporation to maintain minimum commodity exposure; and other aspects of future performance. We have used the words “anticipate,” “appears,” “are likely,” “attempt,” “believe,” “could,” “estimate,” “expect,” “intend,” “forecast,” “foresee,” “may,” “outlook,” “plan,” “predict,” “project,” “should,” “will,” “potential,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.

Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2013 Annual Report on Form 10-K and our quarterly reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. Except as required by law, we undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

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TESORO CREATES FULL-SERVICE LOGISTICS COMPANY

Expands growth opportunity into natural gas

Immediate capabilities to offer integrated crude oil and natural gas services

Tesoro’s execution track record applied to QEPFS growth potential

Diversifies revenue: basins, commodities, customers

Increases logistics third-party revenue from 12% to approximately 50%

Significantly grows value in TLLP doubling expected cash distributions to Tesoro to approximately $150 million in 20151

Continues Tesoro’s journey to create shareholder value through a growing, integrated logistics business

1) Compared to actual annualized distributions for the first half of 2014

3

TRANSACTION OVERVIEW

Acquisition of QEP Field Services (“QEPFS”) for $2.5 billion by TLLP

– Leading provider of natural gas logistics services in the Rockies

– Includes 58% interest in QEP Midstream Partners (NYSE: QEPM)

Immediately accretive to TLLP unitholders

Expected close fourth quarter 2014

Interconnected Assets

2,200 miles of natural gas and crude oil gathering and transmission pipelines with 3,000 receipt points

2.9 Bcf/d of natural gas throughput capacity

1.5 Bcf/d of inlet processing capacity

54 MBD crude oil pipeline throughput capacity

15 MBD of NGL fractionation capacity Talented organization with proven expertise in natural gas gathering and processing business 4

EXPANDING INTO NATURAL GAS LOGISTICS

Shale revolution driving significant opportunities in logistics infrastructure

Acquisition provides platform to deliver growing natural gas production to market

Transforms TLLP from crude oil and products to full-service integrated logistics provider

Enables significant organic growth opportunities

Crude Oil and Refined Products Infrastructure Requirement1

($ billions)

Access to natural gas production enhances Tesoro’s ability to grow full-service logistics business

1) IHS Global report to American Petroleum Institute, Dec 2013

2010A 2015E 2016E 2017E 2018E 2019E Avg.

2020-2025E

Natural Gas and NGL Infrastructure Requirement1

($ billions)

2010A 2015E 2016E 2017E 2018E 2019E Avg.

2020-2025E

45 30 15 0

45 30 15 0

5

EXECUTION DRIVES SHAREHOLDER VALUE

450%

TSO Shareholder Return

350% 7 8 9

Return 250% 6

5

Shareholder 150% TSO

2 3 S&P 500

4

1

50%

2011 2012 2013 2014

1) Mandan Expansion Project Announced 6) TLLP Northwest Products System Acquisition Announced

2) TLLP IPO 7) Vancouver Energy Announced

3) Salt Lake City Expansion Project Announced 8) Carson Acquisition Finalized, Hawaii Divestiture

4) First Asset Sale to TLLP 9) TLLP QEPFS Acquisition Announced 6

5) Carson Acquisition Announced

INTEGRATED VALUE CHAIN CREATES OPPORTUNITIES

Strategy to develop superior logistics around Tesoro’s assets strengthens integrated value chain

Complementary business allows Tesoro to leverage competencies in logistics and processing

Advantaged logistics drives value for core refining and marketing business

Acquisition fits existing operating and commercial competencies

7

TESORO DRIVING GROWTH WITH TLLP

Tesoro Logistics Journey:

– Formed to leverage value of logistics assets

– Utilized for transformational growth

– Becoming full-service logistics company

Driven to significantly grow Tesoro’s value

– Expand access to advantaged feedstocks

– Focus on third-party business drives

distribution growth

Tesoro’s driving a distinctive integrated growth strategy with TLLP

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TRANSACTION SUMMARY

Structure • All cash transaction for 100% of QEP Field Services including 58%

interest in QEP Midstream Partners

• Total consideration to QEP Resources, Inc. of approximately $2.5

Purchase Price billion, including approximately $230 million to refinance debt at QEP

Midstream Partners

LP Accretion Expected to be immediately accretive to unitholder distributions in first year

• Total consideration to be funded with proceeds from public equity,

Financing notes offering, revolver draw and $350 million Tesoro investment in

TLLP common units

Pro-Forma • Intend to enter into agreements with Tesoro to significantly reduce

Commodity

Exposure existing QEPFS commodity exposure

Pro-Forma • Tesoro Logistics: Debt to EBITDA Expected to be 4.0x by Q1 2015

Leverage

Closing • Expected close fourth quarter 2014

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FINANCING OVERVIEW

Total consideration of approximately $2.5 billion expected to be funded with:

– Equity offering $1.3 billion of TLLP common units, including Tesoro Corporation investment of $350 million for TLLP common units, GP will also maintain its 2% general partner interest

– Senior unsecured notes offering of $1.3 billion

– Expansion of existing TLLP revolver to $900 million, with approximately $210 million drawn

Expected to be immediately accretive to TLLP LP unitholders in first year

Tesoro will waive certain GP distributions of $10 million with respect to 2015

TLLP also announced expectation to increase third quarter regular distribution by 4%

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STRATEGIC FIT IN EXISTING GEOGRAPHIC FOOTPRINT

Green River Basin Williston Basin

Pinedale

Gathering

Rendezvous ND

Gas Services

Rendezvous WY Williston Basin

Pipeline Gathering

Company

Blacks Fork

Processing

Complex UT CO

Emigrant Trail

Processing

Moxa Arch

Plant Gathering

24B Processing Vermillion

Plant Gathering

Uinta

Three Rivers Gathering

Gathering Vermillion

Processing Plant

Stagecoach/Iron

Horse Processing

Complex

Uintah Basin

Field Services Vermillion Basin

Uinta Basin

QEP Field Services QEP Midstream Partners Green River Processing

QEP Midstream Partners owns:

78% interest in Rendezvous Gas Services, LLC; 50% interest in Three Rivers Gathering, LLC; 40% interest in Green River Processing, LLC 11

QEP Field Services owns:

71% interest in Vermillion Processing Plant; 60% interest in Green River Processing, LLC; 38% interest in Uinta Basin Field Services, LLC

58% partnership interest in QEP Midstream Partners, including the general partner

ACQUISITION SUPPORTS TLLP STRATEGY

Long-term, fee-based contracts

Focus on Stable,

Strong diversified customer base

Fee-Based

Business • TLLP intends to enter into agreements with Tesoro to significantly reduce existing QEPFS commodity exposure

Optimize Existing • Increase utilization of gathering and processing assets Asset Base • Expect $20 million of annual synergies

Pursue Organic • Over $400 million of organic growth capital projects

Expansion

Opportunities • Enhances growth potential with full-service offering Grow Through • Strategic fit within Western footprint

Strategic

Acquisitions • Leverage highly skilled and talented workforce

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PRODUCING EXCEPTIONAL UNITHOLDER RETURNS

350% TLLP Total Unitholder Return

9

10

250% 5

6

7 8

Return TLLP

150% 4

Unitholder Alerian

3

50% 2

1

2011 2012 2013 2014

-50%

1) IPO 6) Northwest Products System Acquisition Announced

2) Stockton Expansion Project Completed 7) Southern California Terminaling Expansion Announced

3) High Plains Pipeline Interconnects Announced 8) Los Angeles Logistics Assets Acquired

4) High Plains Reversal Announced 9) Connolly Gathering Announced

5) Los Angeles Terminal Asset Acquired 10) QEPFS Acquisition Announced

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TRACK RECORD OF VALUE GROWTH

High Plains Pipeline Gathering TLLP Terminalling Volume Natural Gas Throughput

(MBD) (MBD) Acquired Assets (Bcf/d)

Tesoro

3rd Party

Up 240%

Up 700%

Potential Potential Potential

IPO 2012 2013 3Q14 Future IPO 4Q12 4Q13 3Q14 Future 2011 2012 2013 2014E Future

Proven track record of growing the business

TLLP intends to drive growth through acquired assets

Expands strategic platform for optimization and organic growth

TLLP execution record combined with acquired assets

expected to drive value growth 14

ACCELERATED ORGANIC GROWTH

TLLP Income Capital Outlook

($ million)

400

370

100

110 Rockies Natural Gas

300

260 TLLP Base Business

160

62

2013A 2014E 2015E 2016E

Enhancing organic growth potential through

expanded capability and basin presence 15

TESORO CREATES FULL-SERVICE LOGISTICS COMPANY

TESORO TESORO LOGISTICS

Proforma	Key Metrics
Crude Oil, Refined Product, and Natural Gas Pipelines	3,500+ miles
Natural Gas Throughput Capacity	2,900+ MMcf/d
Natural Gas Inlet Processing Capacity	1,500+ MMCf/d
High Plains Pipeline Throughput	100+ MBD
High Plains Trucking Volume	50+ MBD
Marketing Terminal Capacity	645+ MBD
Marine Terminal Capacity	795 MBD
Rail Terminal Capacity	50 MBD
Dedicated Storage Capacity	9,200+ MBBLS



Kenai
Anacortes
Bakken
Mandan
Powder River
Green River
Salt Lake City
Denver Julesburg (Niobrara)
Martinez
Uinta
San Juan
Los Angeles
TESORO LOGISTICS

Tesoro Logistics

Crude Oil Gathering

- High Plains pipeline
- Trucking

Terminalling and Transportation

- Northwest Products System pipeline
- Crude oil and refined product terminal
- Marine terminal
- Rail unloading facility
- Pipeline

Acquired Assets

- Gathering Pipeline
- Gas Processing Plant

Tesoro Corporation

- Refinery

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TLLP INVESTMENT HIGHLIGHTS

Stable Cash Flow

Well-Positioned Assets Strong Sponsorship

Attractive, Visible Growth Experienced

Opportunities Management Team

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